UACSC 2001-C
UNION ACCEPTANCE CORPORATION
(Servicer)
03/31/02

NOTE BALANCE RECONCILIATION	D O L L A R S						NUMBERS
	CLASS A-1	CLASS A-2	CLASS A-3	CLASS A-4	CLASS B	TOTAL

Original Note Balances	62,105,000.00	89,627,000.00	67,659,000.00	90,809,000.00	19,800,000.00	330,000,000.00	21,076
Beginning Period Note Balances	14,265,800.31	89,627,000.00	67,659,000.00	90,809,000.00	19,800,000.00	282,160,800.31	18,777
Principal Collections - Scheduled Payments	4,316,004.98	-	-	-	-	4,316,004.98
Principal Collections - Payoffs	3,662,953.28	-	-	-	-	3,662,953.28	392
Principal Withdrawal from Payahead	515.70	-	-	-	-	515.70
Gross Principal Charge Offs	981,775.02	-	-	-	-	981,775.02	85
Repurchases	28,585.08	-	-	-	-	28,585.08	12

Ending Note Balances	5,275,966.25	89,627,000.00	67,659,000.00	90,809,000.00	19,800,000.00	273,170,966.25	18,288

Note Factor	0.0849524	1.0000000	1.0000000	1.0000000	1.0000000	0.8277908
Interest Rate	2.5850%	3.0300%	3.8100%	4.390%	4.730%	3.5824%

CASH FLOW RECONCILIATION
Principal Wired	7,979,579.61
Interest Wired	2,473,481.57
Withdrawal from Payahead Account	517.32
Repurchases (Principal and Interest)	30,316.81
Charge Off Recoveries	316,840.23
Interest Advances	46,591.06
Collection Account Interest Earned	10,506.29
Prefunding Reserve Amount Released from Spread
Account	-
Prefund Account Withdrawal	-
Spread Account Withdrawal	-
Policy Draw for Principal or Interest	-

Total Cash Flow	10,857,832.89

TRUSTEE DISTRIBUTION (04/08/02)
Total Cash Flow	10,857,832.89
Unrecovered Advances on Defaulted Receivables	27,198.21
Servicing Fee (Due and Unpaid)	-
Interest to Class A-1 Noteholders, including any overdue
amounts	31,755.28
Interest to Class A-2 Noteholders, including any overdue
amounts	226,308.18
Interest to Class A-3 Noteholders, including any overdue
amounts	214,817.33
Interest to Class A-4 Noteholders, including any overdue
amounts	332,209.59
Interest to Class B Noteholders, including any overdue
amounts	78,045.00
Principal to Class A-1 Noteholders, including any
overdue amounts	8,989,834.06
Principal to Class A-2 Noteholders, including any
overdue amounts	-
Principal to Class A-3 Noteholders, including any
overdue amounts	-
Principal to Class A-4 Noteholders, including any
overdue amounts	-
Principal to Class B Noteholders, including any
overdue amounts	-
Insurance Premium	38,875.49
Unreimbursed draws on the Policy for Principal or
Interest	-
Any other amounts payable to the Insurer under the
Insurance Agreement
Interest Advance Recoveries from Payments	30,035.40
Deposit to Payahead	626.60
Payahead Account Interest to Servicer	1.62
Excess	888,126.13

Net Cash	-

Servicing Fee Retained from Interest Collections	235,135.95

SPREAD ACCOUNT RECONCILIATION
Original Balance	91,200.00
Beginning Balance	6,600,000.00
Trustee Distribution of Excess	888,126.13
Prefunding Reserve Amount Released	-
Interest Earned	10,111.51
Spread Account Draws	-
Reimbursement for Prior Spread Account Draws	-
Distribution of Funds to Servicer	(898,237.64)

Ending Balance	6,600,000.00

Required Balance	6,600,000.00

FIRST LOSS PROTECTION AMOUNT RECONCILIATION
Original Balance	9,900,000.00
Beginning Balance	7,927,794.61
Reduction Due to Spread Account	-
Reduction Due to Principal Reduction	(419,754.59)

Ending Balance	7,508,040.02

a) Outstanding Balance * 5.00% -Spread Balance	7,508,040.02
b) Original Note Balance * 3.00%	9,900,000.00
c) Prior Payment Date First Loss Protection Amount	7,927,794.61

First Loss Protection Amount [lesser of a), b) or c) ]	7,508,040.02

First Loss Protection Fee %	2.25%
First Loss Protection Fee	14,546.83

POLICY RECONCILIATION
Original Balance	330,000,000.00
Beginning Balance	276,699,873.25
Draws	-
Reimbursement of Prior Draws	-

Ending Balance	276,699,873.25

Adjusted Ending Balance Based Upon Required Balance	267,689,237.58

Required Balance	267,689,237.58

PAYAHEAD RECONCILIATION
Beginning Balance	1,147.93
Deposit	626.60
Payahead Interest	1.62
Withdrawal	517.32

Ending Balance	1,258.83

CURRENT DELINQUENCY
		GROSS
# PAYMENTS DELINQUENT	NUMBER	BALANCE
1 Payment	250	2,660,509.76
2 Payments	100	1,149,240.96
3 Payments	35	348,146.93

Total	385	4,157,897.65

Percent Delinquent	2.105%	1.522%

DELINQUENCY RATE (60+)
			RECEIVABLE
		END OF PERIOD	DELINQUENCY
PERIOD	BALANCE	POOL BALANCE	RATE

Current	1,497,387.89	273,170,966.25	0.55%
1st Previous	2,029,610.87	282,160,800.31	0.72%
2nd Previous	2,222,811.61	290,555,892.13	0.77%

NET LOSS RATE
				DEFAULTED
		LIQUIDATION	AVERAGE	NET LOSS
PERIOD	BALANCE	PROCEEDS	POOL BALANCE	(ANNUALIZED)

Current	981,775.02	316,840.23	277,665,883.28	2.87%
1st Previous	989,846.16	263,936.55	286,358,346.22	3.04%
2nd Previous	625,118.02	92,612.11	294,890,699.88	2.17%
Gross Cumulative Charge Offs	2,948,810.09	Number of Repossessions	59
Gross Liquidation Proceeds	680,913.73	Number of Inventoried Autos EOM	85
Net Cumulative Loss
Percentage	0.69%	Amount of Inventoried Autos EOM	605,176.00
Net Cumulative Loss
Percentage (adjusted
for estimated
future Liquidation Proceeds)	0.50%
Trigger	0.60%
Status	OK
Net Cumulative Loss Trigger
Hit in Current or any	NO
Previous Month

EXCESS YIELD TRIGGER
			EXCESS YIELD
	EXCESS	END OF PERIOD	PERCENTAGE
PERIOD	YIELD	POOL BALANCE	(ANNUALIZED)

Current	945,987.96	273,170,966.25	4.16%
1st Previous	955,723.87	282,160,800.31	4.06%
2nd Previous	1,400,838.28	290,555,892.13	5.79%
3rd Previous	1,678,357.63	299,225,507.62	6.73%
4th Previous	1,979,596.48	307,605,653.71	7.72%
5th Previous	1,832,967.86	317,045,428.51	6.94%

	LEVEL	TRIGGER	STATUS

Six Month Average
Excess Yield	5.90%	1.50%	OK
Trigger Hit in Current or any
Previous Month			NO

DATE: April 8, 2002	/s/ Diane Slomka
DIANE SLOMKA
OFFICER